                                                                    EXHIBIT 99.1

                    American Business Financial Services 1996-2

                    [$38,799,000] Class A Fixed-Rate Certificates









The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the American Business Financial Services Mortgage Loan Trust 1996-2 transaction, and not by, or as agent for American Business financial Services, Inc. ("ABFS" or the "Seller") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Seller. PSI makes no representations as to the accuracy of such information provided to it by the Seller. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                   American Business Finacial Services 1996-2


Summary of Transaction

This transaction is the fourth securitization for American Business Financial Services, Inc. ("ABFS" or the "Company"). It is the first public transaction for ABFS and the first ABFS transaction that will be guaranteed by a bond insurer. The Company originates loans through two subsidiaries, Upland Mortgage ("Upland") and American Business Credit ("ABC"), both located in Bala Cynwyd, PA. Upland originates consumer purpose home equity loans and ABC originates business purpose home equity loans. Upland and ABC generally service the loans retained in their respective portfolios and will service the loans to be included in the securitization.

One tranche of Class A Certificates will be offered. It is expected that these certificates will have approximately 3-year average life based on a pricing speed of [22 HEP]. Interest will be paid on the 15th day of each month on a 30/360 basis. The transaction will feature a 10% cleanup call by the Servicer with a coupon stepup of 75 basis points should the cleanup call not be exercised.

This transaction features credit enhancement in the form of a 100% guaranty of timely payment of interest and eventual payment of principal from Financial Security Assurance, Inc. ("FSA"). The transaction will be rated AAA/Aaa by S&P and Moody's based on the guaranty from FSA. Beginning with an initial overcollateralization ("O/C") level of [3%], excess spread from the transaction will be used to pay down the Class A Certificates to an O/C target of [10%]. In addition, excess spread of approximately [450] basis points will be available each month for credit enhancement.


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                  American Business Finacial Services

Title of Securities:     American Business Financial Services Mortgage Loan
                         Trust 1996-2, Class A Fixed Rate Certificates, (the
                         "Certificates").

Collateral:              The collateral consists of business and consumer
                         purpose fixed-rate home equity loans.

Approximate Size:        [$40,000,000]

                                  Class A
                                 ----------

Approximate Face Amount:        [$38,799,000]

Average Life to Maturity:         [3.296]

Average Life to 10% Call:         [3.085]

Price:                             99-30+

Spread:                            110

Coupon:                           7.525

Step-up: 75 bps will be added to the coupon after the 10% clean-up call date.

Yield (CBE):                      7.545

Pricing Speed:                    22% HEP

Day Count:                       [30/360]

Expected Maturity:               07/15/11

Expected Maturity to 10% Call:   12/15/04

Final Maturity:                  12/15/27

Payment Date:            The 15th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning on October 15, 1996.

Payment Delay:           14 days.

Interest Accrual
Period: Interest will accrue from the 1st day of the preceeding month until the 30th day of the preceeding month.

Pricing Date:            September [17], 1996

Settlement Date:         September [27], 1996

Servicer:                American Business Credit, Inc.

Servicing Fee:           50 basis points per annum.

Trustee:                 [  ]

Certificate Ratings:     The Certificates will be rated AAA/Aaa by Standard &
                         Poor's and Moody's.

Certificate Insurer:     Financial Security Assurance, Inc.  ("FSA"). FSA's
                         claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's.

Certificate Insurance:   Timely payment of interest and eventual payment of
                         principal on the Certificates will be 100% guaranteed by FSA.

Cashflow Priority:       1) Servicing fee;
                         2) FSA fee;
                         3) Trustee fee;
                         4) Repayment of unreimbursed Surety payments;
                         5) Accrued monthly interest for Class A
                            Certificateholders;
                         6) Monthly principal to the Class A Certificateholders;
                         7) Excess cashflow to build over-collateralization
                            ("O/C"); and
                         8) Repayment of any unreimbursed Servicer advances;
                         9) Any remaining excess cashflow to to holder of
                            the Class R Certificates.


Credit Enhancement:      1) 100% wrap from FSA guaranteeing timely payment of
                            interest and eventual payment of principal.
                         2) Overcollateralization.
                         3) Excess monthly cash flow.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS COLLATERAL TERMSHEET SUPERSEDED ANY PREVIOUS COLLATERAL TERMSHEETS AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   American Business Financial Services 1996-2



Overcollateralization:   The credit enhancement provisions of the Trust are
                         intended to provide for the limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the Certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.


Overcollateralization
Levels (Approx.):        Initial O/C based on               O/C Target based on
                         original collateral                original collateral
                         balance:[3.00%]                    balance:[10.00%]

                         These O/C percentages are subject to step-downs beginning in month [30] if certain tests are met.

Pre-funding Account:     On the Settlement Date, an aggregate cash amount ("the
                         Pre-funded Amount"), which will equal approximately
                         [ ] will be deposited in a Pre-funding Account. During the period ("the Funding Period") from the Settlement
                         Date until the earlier of (i) the date on which the amount in the Pre-funding Account is zero, or (ii) 90 days from the Settlement Date, the Pre-funding Amount will remain in the Pre-funding Account. The Pre-funding
                         Account will be reduced during the Funding Period by amounts used to purchase subsequent mortgages in accordance with the Pooling and Servicing Agreement.
                         Any Pre-funded Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Class R Certificateholders) will be distributed to the Class A Certificateholders on the [January 1997]
                         Distribution Date as a partial prepayment of principal of such Certificates


Clean-up Call:           The Servicer has the right to purchase the mortgage
                         loans from the Trust when the outstanding aggregate principal balance of the mortgage loans has declined to 10% or less of the initial aggregate principal balance of the mortgage loans. The option to purchase the mortgage loans is at par plus 30 days accrued interest.

ERISA
Considerations:          The Certificates will be not be ERISA eligible until
                         the completion of the Funding Period. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such certificates.

Taxation:                REMIC.





                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   American Business Finacial Services 1996-2



Available Pool
Information:             AS OF August 30, 1996, THE INITIAL CUTOFF DATE:

                         Loans:         426
                         Balance:       $23,482,032.68
                         WAC:           12.905%
                         WAM:           182.8 (balloon loans to balloon date)
                         WA CLTV:       67.632%
                         % 1st Lien:    65.26%
                         % 2nd Lien:    34.74%



Prospectus:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


Further Information:     Trading: Rob Karr or Greg Richter at (212) 778-2741,
                         Banking: Leo Burrell at (212)778-4459 or Evan Mitnick
                         (212) 778-7469 FSG:  Januar Laude at (212) 778-7176 or
                         Vito Lodato at (212) 778-1390.

COPIES OF PROSPECTUS:    PLEASE SEND AN E-MAIL WITH CLIENT'S NAME ADDRESS AND
                         PHONE NUMBER TO LEO BURRELL AT: BURRELLL






                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE
                         SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Financial Strategies          09/12/96 03:53:52 pm         Prudential Securities
Group            IMPACT CMO/ABS Analytics - Digest Information      Incorporated
Deal ID/CUSIP ABFS62                              Deal Date      09/01/96
Series        1996-2                              Delivery Date  09/27/96
Underwriter   PSI                                 Dated Date     09/01/96
Issuer        AMERICAN BUSINESS FINANCIAL SERVICE Credit Support 100% FSA WRAP
Collateral    (Real)                              Deal Type      HEL
N/GWAC (Orig)       /        (12.405/12.905)      Pricing Speed  HEP 22.00
WAM    (Orig)         (17.793)                    Rating         AAA/Aaa
Size          40,000,000                          Coupon Range   11.217-12.592
Trustee                                           Modeled        Y
View          Summary                             On Page         1 of 4



Class   Coupon  Mat  Amt 000 AvLf Sprd  Price   Yield  Description
------ ------- ----- ------- ---- ---- ------- ------- -------------------------
A        7.525 12/27 38,800  3.0  110  99-30+   7.545 PASS THRU


Financial Strategies          09/12/96 03:55:43 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP ABFS62                              Coupon                   7.525
Class         A      PASS THRU                    Accr  0.54347 1st Pmt 10/15/96
Collateral    (Real)                              Factor             on   /  /
N/GWAC (Orig)       /        (12.405/12.905)
WAM    (Orig)         (17.793)                    Mat N/A        Settle 09/27/96
CenterPrice    99-30+ Inc   0.5               Table Yield        Roll@


          HEP 22.00 HEP 16.00 HEP 18.00 HEP 20.00 HEP 24.00 HEP 26.00 HEP 28.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-21     7.664     7.661     7.662     7.663     7.666     7.667     7.668
   99-21+    7.658     7.655     7.656     7.657     7.659     7.660     7.661
   99-22     7.652     7.650     7.651     7.651     7.652     7.653     7.653
   99-22+    7.645     7.645     7.645     7.645     7.646     7.646     7.646
   99-23     7.639     7.640     7.640     7.640     7.639     7.639     7.638
   99-23+    7.633     7.635     7.634     7.634     7.632     7.632     7.631
   99-24     7.627     7.630     7.629     7.628     7.626     7.625     7.623
   99-24+    7.620     7.625     7.623     7.622     7.619     7.617     7.616
   99-25     7.614     7.620     7.618     7.616     7.612     7.610     7.609
   99-25+    7.608     7.615     7.612     7.610     7.606     7.603     7.601
   99-26     7.602     7.609     7.607     7.604     7.599     7.596     7.594
   99-26+    7.595     7.604     7.601     7.598     7.592     7.589     7.586
   99-27     7.589     7.599     7.596     7.593     7.586     7.582     7.579
   99-27+    7.583     7.594     7.590     7.587     7.579     7.575     7.571
   99-28     7.577     7.589     7.585     7.581     7.573     7.568     7.564
   99-28+    7.570     7.584     7.579     7.575     7.566     7.561     7.557
   99-29     7.564     7.579     7.574     7.569     7.559     7.554     7.549
   99-29+    7.558     7.574     7.568     7.563     7.553     7.547     7.542
   99-30     7.552     7.569     7.563     7.557     7.546     7.540     7.534
   99-30+    7.545     7.564     7.558     7.552     7.539     7.533     7.527
   99-31     7.539     7.558     7.552     7.546     7.533     7.526     7.519
   99-31+    7.533     7.553     7.547     7.540     7.526     7.519     7.512
  100-00     7.527     7.548     7.541     7.534     7.520     7.512     7.505
  100-00+    7.521     7.543     7.536     7.528     7.513     7.505     7.497
  100-01     7.514     7.538     7.530     7.522     7.506     7.498     7.490
  100-01+    7.508     7.533     7.525     7.516     7.500     7.491     7.482
  100-02     7.502     7.528     7.519     7.511     7.493     7.484     7.475
  100-02+    7.496     7.523     7.514     7.505     7.486     7.477     7.468
  100-03     7.489     7.518     7.508     7.499     7.480     7.470     7.460
  100-03+    7.483     7.513     7.503     7.493     7.473     7.463     7.453
  100-04     7.477     7.508     7.497     7.487     7.467     7.456     7.445
  100-04+    7.471     7.502     7.492     7.481     7.460     7.449     7.438
  100-05     7.465     7.497     7.487     7.476     7.453     7.442     7.431
  100-05+    7.458     7.492     7.481     7.470     7.447     7.435     7.423
  100-06     7.452     7.487     7.476     7.464     7.440     7.428     7.416
  100-06+    7.446     7.482     7.470     7.458     7.434     7.421     7.409
  100-07     7.440     7.477     7.465     7.452     7.427     7.414     7.401
  100-07+    7.434     7.472     7.459     7.447     7.421     7.407     7.394
  100-08     7.427     7.467     7.454     7.441     7.414     7.400     7.386

Avg. Life    3.085     3.964     3.622     3.334     2.868     2.673     2.508
1st  Pmt.    0.050     0.050     0.050     0.050     0.050     0.050     0.050
Last Pmt. 12/15/04  04/15/07  05/15/06  08/15/05  05/15/04  10/15/03  05/15/03

                    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                    THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

_______________________________________________________________________________

     -  ABFS PRELIMINARY COLLATERAL FOR SECURITIZATION
     -  Cut Off Date of Tape is  8/30/96
     -  FIXED RATE COLLATERAL
     -  $23,482,032.68
________________________________________________________________________________

Number of Mortgage Loans:                                     426

Aggregate Unpaid Principal Balance:                $23,482,032.68
Aggregate Original Principal Balance:              $23,559,300.00

Weighted Average Gross Coupon:                            12.905%
Gross Coupon Range:                             6.990% -  18.000%
________________________________________________________________________________

Average Unpaid Principal Balance:                      $55,122.14
Average Original Principal Balance:                    $55,303.52

Maximum Unpaid Principal Balance:                     $325,000.00
Minimum Unpaid Principal Balance:                       $9,482.28

Maximum Original Principal Balance:                   $325,000.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         182.796 * balloon
                                                                    loans to
                                                                    balloon date
Stated Rem Term Range:                          33.000 -  360.000

Weighted Average Age (First Pay thru Last Pay):             1.132
Age Range:                                       0.000 -    4.000

Weighted Average Original Term:                           183.928 * balloon
                                                                    loans to
                                                                    balloon date
Original Term Range:                            36.000 -  360.000

Weighted Average Original LTV:                             67.632
Original LTV Range:                             6.000% -  90.000%


LTV = COMBINED LTV FOR 2ND LIEN LOANS.
________________________________________________________________________________



              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

DE                        15                 864,853.73         3.68
MD                        22                 877,860.34         3.74
NJ                       145               7,941,987.28        33.82
NY                        18               1,811,286.07         7.71
PA                       206              11,091,352.16        47.23
VA                        20                 894,693.10         3.81
__________________________________________________________________________
Total...............     426            $ 23,482,032.68       100.00%
==========================================================================

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        ORIGINAL MORTGAGE LOAN AMOUNTS

                                                                                      Percentage of
                                                                        Aggregate      Cut-Off Date
            Original                                     Number of       Unpaid         Aggregate
          Mortgage Loan                                  Mortgage       Principal       Principal
        Principal Balance                                 Loans         Balance          Balance

     5,000 GREATER THAN Balance GREATER THAN=    10,000     6             58,693.31       0.25
    10,000 GREATER THAN Balance GREATER THAN=    15,000    18            230,475.76       0.98
    15,000 GREATER THAN Balance GREATER THAN=    20,000    36            664,264.13       2.83
    20,000 GREATER THAN Balance GREATER THAN=    25,000    46          1,048,261.88       4.46
    25,000 GREATER THAN Balance GREATER THAN=    30,000    38          1,074,989.79       4.58
    30,000 GREATER THAN Balance GREATER THAN=    35,000    40          1,311,017.97       5.58
    35,000 GREATER THAN Balance GREATER THAN=    40,000    24            918,313.58       3.91
    40,000 GREATER THAN Balance GREATER THAN=    45,000    28          1,213,266.84       5.17
    45,000 GREATER THAN Balance GREATER THAN=    50,000    17            808,938.99       3.44
    50,000 GREATER THAN Balance GREATER THAN=    55,000    26          1,376,380.95       5.86
    55,000 GREATER THAN Balance GREATER THAN=    60,000    16            941,078.75       4.01
    60,000 GREATER THAN Balance GREATER THAN=    65,000    12            757,499.27       3.23
    65,000 GREATER THAN Balance GREATER THAN=    70,000    11            752,928.02       3.21
    70,000 GREATER THAN Balance GREATER THAN=    75,000    10            733,910.46       3.13
    75,000 GREATER THAN Balance GREATER THAN=    80,000    14          1,099,720.13       4.68
    80,000 GREATER THAN Balance GREATER THAN=    85,000     7            581,964.50       2.48
    85,000 GREATER THAN Balance GREATER THAN=    90,000    11            968,157.22       4.12
    90,000 GREATER THAN Balance GREATER THAN=    95,000     4            370,432.96       1.58
    95,000 GREATER THAN Balance GREATER THAN=   100,000    10            982,621.70       4.18
   100,000 GREATER THAN Balance GREATER THAN=   105,000     4            410,819.92       1.75
   105,000 GREATER THAN Balance GREATER THAN=   110,000     3            326,957.09       1.39
   110,000 GREATER THAN Balance GREATER THAN=   115,000     7            789,041.79       3.36
   115,000 GREATER THAN Balance GREATER THAN=   120,000     9          1,060,456.96       4.52
   120,000 GREATER THAN Balance GREATER THAN=   125,000     3            366,150.21       1.56
   125,000 GREATER THAN Balance GREATER THAN=   130,000     2            257,500.00       1.10
   130,000 GREATER THAN Balance GREATER THAN=   135,000     2            261,646.08       1.11
   135,000 GREATER THAN Balance GREATER THAN=   140,000     4            554,081.37       2.36
   140,000 GREATER THAN Balance GREATER THAN=   145,000     2            285,764.74       1.22
   145,000 GREATER THAN Balance GREATER THAN=   150,000     5            744,162.84       3.17
   150,000 GREATER THAN Balance GREATER THAN=   200,000     5            885,819.66       3.77
   200,000 GREATER THAN Balance GREATER THAN=   250,000     2            435,000.00       1.85
   250,000 GREATER THAN Balance GREATER THAN=   300,000     1            265,000.00       1.13
   300,000 GREATER THAN Balance GREATER THAN=   350,000     3            946,715.81       4.03
______________________________________________________________________________________________
Total....................                                 426      $ 23,482,032.68     100.00%
==============================================================================================

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        CURRENT MORTGAGE LOAN AMOUNTS

                                                                                      Percentage of
                                                                       Aggregate       Cut-Off Date
             Current                                     Number of       Unpaid         Aggregate
          Mortgage Loan                                  Mortgage       Principal        Principal
        Principal Balance                                 Loans          Balance          Balance

     5,000 GREATER THAN Balance GREATER THAN=    10,000     6             58,693.31       0.25
    10,000 GREATER THAN Balance GREATER THAN=    15,000    18            230,475.76       0.98
    15,000 GREATER THAN Balance GREATER THAN=    20,000    37            683,201.28       2.91
    20,000 GREATER THAN Balance GREATER THAN=    25,000    45          1,029,324.73       4.38
    25,000 GREATER THAN Balance GREATER THAN=    30,000    39          1,104,794.68       4.70
    30,000 GREATER THAN Balance GREATER THAN=    35,000    39          1,281,213.08       5.46
    35,000 GREATER THAN Balance GREATER THAN=    40,000    25            957,925.94       4.08
    40,000 GREATER THAN Balance GREATER THAN=    45,000    28          1,213,266.84       5.17
    45,000 GREATER THAN Balance GREATER THAN=    50,000    16            769,326.63       3.28
    50,000 GREATER THAN Balance GREATER THAN=    55,000    26          1,376,380.95       5.86
    55,000 GREATER THAN Balance GREATER THAN=    60,000    16            941,078.75       4.01
    60,000 GREATER THAN Balance GREATER THAN=    65,000    12            757,499.27       3.23
    65,000 GREATER THAN Balance GREATER THAN=    70,000    11            752,928.02       3.21
    70,000 GREATER THAN Balance GREATER THAN=    75,000    10            733,910.46       3.13
    75,000 GREATER THAN Balance GREATER THAN=    80,000    14          1,099,720.13       4.68
    80,000 GREATER THAN Balance GREATER THAN=    85,000     7            581,964.50       2.48
    85,000 GREATER THAN Balance GREATER THAN=    90,000    11            968,157.22       4.12
    90,000 GREATER THAN Balance GREATER THAN=    95,000     4            370,432.96       1.58
    95,000 GREATER THAN Balance GREATER THAN=   100,000    10            982,621.70       4.18
   100,000 GREATER THAN Balance GREATER THAN=   105,000     4            410,819.92       1.75
   105,000 GREATER THAN Balance GREATER THAN=   110,000     3            326,957.09       1.39
   110,000 GREATER THAN Balance GREATER THAN=   115,000     8            903,862.35       3.85
   115,000 GREATER THAN Balance GREATER THAN=   120,000     8            945,636.40       4.03
   120,000 GREATER THAN Balance GREATER THAN=   125,000     3            366,150.21       1.56
   125,000 GREATER THAN Balance GREATER THAN=   130,000     3            387,398.83       1.65
   130,000 GREATER THAN Balance GREATER THAN=   135,000     1            131,747.25       0.56
   135,000 GREATER THAN Balance GREATER THAN=   140,000     4            554,081.37       2.36
   140,000 GREATER THAN Balance GREATER THAN=   145,000     2            285,764.74       1.22
   145,000 GREATER THAN Balance GREATER THAN=   150,000     5            744,162.84       3.17
   150,000 GREATER THAN Balance GREATER THAN=   200,000     5            885,819.66       3.77
   200,000 GREATER THAN Balance GREATER THAN=   250,000     2            435,000.00       1.85
   250,000 GREATER THAN Balance GREATER THAN=   300,000     1            265,000.00       1.13
   300,000 GREATER THAN Balance GREATER THAN=   350,000     3            946,715.81       4.03
_______________________________________________________________________________________________
Total....................                                 426       $ 23,482,032.68     100.00%
===============================================================================================


                        ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                   Percentage of
                                                                     Aggregate      Cut-Off Date
               Original                              Number of        Unpaid         Aggregate
             Loan-To-Value                            Mortgage       Principal       Principal
                Ratio                                  Loans          Balance         Balance

 5.000 GREATER THAN LTV GREATER THAN= 10.000            10           155,832.17       0.66
10.000 GREATER THAN LTV GREATER THAN= 15.000            47         1,125,931.87       4.79
15.000 GREATER THAN LTV GREATER THAN= 20.000            59         1,742,848.41       7.42
20.000 GREATER THAN LTV GREATER THAN= 25.000            49         1,667,774.83       7.10
25.000 GREATER THAN LTV GREATER THAN= 30.000            36         1,546,363.28       6.59
30.000 GREATER THAN LTV GREATER THAN= 35.000            16           824,949.69       3.51
35.000 GREATER THAN LTV GREATER THAN= 40.000            19         1,284,875.04       5.47
40.000 GREATER THAN LTV GREATER THAN= 45.000            15         1,159,914.50       4.94
45.000 GREATER THAN LTV GREATER THAN= 50.000            13         1,098,055.41       4.68
50.000 GREATER THAN LTV GREATER THAN= 55.000            14           957,248.02       4.08
55.000 GREATER THAN LTV GREATER THAN= 60.000            21         1,549,909.52       6.60
60.000 GREATER THAN LTV GREATER THAN= 65.000            24         1,774,942.20       7.56
65.000 GREATER THAN LTV GREATER THAN= 70.000            17         1,385,158.60       5.90
70.000 GREATER THAN LTV GREATER THAN= 75.000            17         1,321,747.26       5.63
75.000 GREATER THAN LTV GREATER THAN= 80.000            36         2,980,893.81      12.69
80.000 GREATER THAN LTV GREATER THAN= 85.000            13         1,055,282.52       4.49
85.000 GREATER THAN LTV GREATER THAN= 90.000            20         1,850,305.55       7.88
___________________________________________________________________________________________
Total....................                              426      $ 23,482,032.68     100.00%
===========================================================================================

                    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                    THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        COMBINED LOAN-TO-VALUE RATIOS

                                                                                   Percentage of
                                                                     Aggregate      Cut-Off Date
              Combinec                                Number of       Unpaid         Aggregate
            Loan-To-Value                              Mortgage       Principal      Principal
               Ratio                                    Loans         Balance         Balance

  5GREATER THAN=Comb LTVGREATER THAN=  10                1             9,482.28       0.04
 10GREATER THAN=Comb LTVGREATER THAN=  15                4           129,628.77       0.55
 15GREATER THAN=Comb LTVGREATER THAN=  20                5            99,325.88       0.42
 20GREATER THAN=Comb LTVGREATER THAN=  25                8           424,097.17       1.81
 25GREATER THAN=Comb LTVGREATER THAN=  30                7           199,627.74       0.85
 30GREATER THAN=Comb LTVGREATER THAN=  35                5           179,877.36       0.77
 35GREATER THAN=Comb LTVGREATER THAN=  40               12           452,563.65       1.93
 40GREATER THAN=Comb LTVGREATER THAN=  45               12           623,586.92       2.66
 45GREATER THAN=Comb LTVGREATER THAN=  50               14           955,352.98       4.07
 50 GREATER THANComb LTVGREATER THAN=  55               18         1,353,723.24       5.76
 55 GREATER THANComb LTVGREATER THAN=  60               28         1,991,403.20       8.48
 60 GREATER THANComb LTVGREATER THAN=  65               46         2,949,452.04      12.56
 65 GREATER THANComb LTVGREATER THAN=  70               59         3,216,239.31      13.70
 70 GREATER THANComb LTVGREATER THAN=  75               51         2,590,085.38      11.03
 75 GREATER THANComb LTVGREATER THAN=  80               79         4,132,221.74      17.60
 80 GREATER THANComb LTVGREATER THAN=  85               58         2,377,199.45      10.12
 85 GREATER THANComb LTVGREATER THAN=  90               19         1,798,165.57       7.66
_____________________________________________________________________________________________
Total....................                              426      $ 23,482,032.68     100.00%
=============================================================================================

                                 MORTGAGTE TYPE SUMMARY


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                             Number of            Unpaid          Aggregate
                             Mortgage            Principal        Principal
                               Loans              Balance          Balance

Fx. Bln.   5/15 yr.                1                 45,000.00       0.19
Fx. Bln.  10/20 yr.                1                 60,000.00       0.26
Fx. Bln.  15/30 yr.               41              3,922,076.65      16.70
Fx. Full Am.  3 yr.                4                 96,147.68       0.41
Fx. Full Am.  5 yr.               23                520,418.78       2.22
Fx. Full Am.  6 yr.                1                 24,505.53       0.10
Fx. Full Am.  7 yr.               18                497,371.91       2.12
Fx. Full Am.  8 yr.                4                108,673.73       0.46
Fx. Full Am. 10 yr.               67              2,156,169.97       9.18
Fx. Full Am. 13 yr.                1                 45,711.38       0.19
Fx. Full Am. 15 yr.              180             10,601,117.69      45.15
Fx. Full Am. 16 yr.                1                 56,673.67       0.24
Fx. Full Am. 20 yr.               79              4,919,196.72      20.95
Fx. Full Am. 28 yr.                1                129,898.83       0.55
Fx. Full Am. 30 yr.                4                299,070.14       1.27
__________________________________________________________________________
Total...............            426         $ 23,482,032.68     100.00%
==========================================================================

                    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                    THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                        ORIGINAL TERM

                                                                                        Percentage of
                                                                           Aggregate     Cut-Off Date
                                                          Number of         Unpaid        Aggregate
                                                           Mortgage        Principal       Principal
      Original Term                                         Loans          Balance          Balance

 24 GREATER THAN Orig. Term GREATER THAN=  36                 4            96,147.68       0.41%
 48 GREATER THAN Orig. Term GREATER THAN=  60                24           565,418.78       2.41%
 60 GREATER THAN Orig. Term GREATER THAN=  72                 1            24,505.53       0.10%
 72 GREATER THAN Orig. Term GREATER THAN=  84                18           497,371.91       2.12%
 84 GREATER THAN Orig. Term GREATER THAN=  96                 4           108,673.73       0.46%
108 GREATER THAN Orig. Term GREATER THAN= 120                69         2,236,169.97       9.52%
144 GREATER THAN Orig. Term GREATER THAN= 156                 1            45,711.38       0.19%
168 GREATER THAN Orig. Term GREATER THAN= 180               221        14,523,194.34      61.85%
180 GREATER THAN Orig. Term GREATER THAN= 192                 1            56,673.67       0.24%
228 GREATER THAN Orig. Term GREATER THAN= 240                78         4,899,196.72      20.86%
324 GREATER THAN Orig. Term GREATER THAN= 336                 1           129,898.83       0.55%
348 GREATER THAN Orig. Term GREATER THAN= 360                 4           299,070.14       1.27%
__________________________________________________________________________________________
Total............                                           426      23,482,032.68     100.00%
==========================================================================================

                                 AGE OF LOAN

                                                                                PercentAge of
                                                             Aggregate          Cut-Off Date
                                               Number of     Unpaid              Aggregate
                                               MortgAge     Principal            Principal
           Age                                   Loans       Balance              Balance
      Age  =   0                                   153       8,566,750.00          36.48%
  1 GREATER THAN Age GREATER THAN=  12             273      14,915,282.68          63.52%
_____________________________________________________________________________________
Total............                                426    23,482,032.68             100.00%
=====================================================================================


                     REMAINING MONTHS TO STATED MATURITY

                                                                                Percentage of
                                                               Aggregate         Cut-Off Date
                                                 Number of      Unpaid             Aggregate
                                                 Mortgage      Principal           Principal
      Remaining Term                               Loans        Balance             Balance

 24 GREATER THAN Rem Term GREATER THAN=  36          4          96,147.68           0.41%
 48 GREATER THAN Rem Term GREATER THAN=  60         24         565,418.78           2.41%
 60 GREATER THAN Rem Term GREATER THAN=  72          1          24,505.53           0.10%
 72 GREATER THAN Rem Term GREATER THAN=  84         18         497,371.91           2.12%
 84 GREATER THAN Rem Term GREATER THAN=  96          4         108,673.73           0.46%
108 GREATER THAN Rem Term GREATER THAN= 120         69       2,236,169.97           9.52%
144 GREATER THAN Rem Term GREATER THAN= 156          1          45,711.38           0.19%
168 GREATER THAN Rem Term GREATER THAN= 180        221      14,523,194.34          61.85%
180 GREATER THAN Rem Term GREATER THAN= 192          1          56,673.67           0.24%
228 GREATER THAN Rem Term GREATER THAN= 240         78       4,899,196.72          20.86%
324 GREATER THAN Rem Term GREATER THAN= 336          1         129,898.83           0.55%
348 GREATER THAN Rem Term GREATER THAN= 360          4         299,070.14           1.27%
___________________________________________________________________________________________
Total............                                426      23,482,032.68         100.00%
===========================================================================================

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                      GROSS MORTGAGE INTEREST RATE RANGE          6-Sep-1996
                                                                  Page 1

                                                                                      Percentage of
                                                                        Aggregate      Cut-Off Date
         Gross Mortgage                                   Number of      Unpaid          Aggregate
         Interest Rate                                     Mortgage      Principal       Principal
             Range                                           Loans       Balance          Balance

 6.50% GREATER THAN Gross Coupon GREATER THAN=  7.00%          2           36,076.00       0.15
 8.50% GREATER THAN Gross Coupon GREATER THAN=  9.00%          7          552,865.88       2.35
 9.00% GREATER THAN Gross Coupon GREATER THAN=  9.50%         13          629,377.78       2.68
 9.50% GREATER THAN Gross Coupon GREATER THAN= 10.00%         39        2,159,034.16       9.19
10.00% GREATER THAN Gross Coupon GREATER THAN= 10.50%         35        1,873,211.82       7.98
10.50% GREATER THAN Gross Coupon GREATER THAN= 11.00%         47        2,551,589.07      10.87
11.00% GREATER THAN Gross Coupon GREATER THAN= 11.50%         38        1,934,618.98       8.24
11.50% GREATER THAN Gross Coupon GREATER THAN= 12.00%         43        1,822,420.63       7.76
12.00% GREATER THAN Gross Coupon GREATER THAN= 12.50%         37        1,526,990.71       6.50
12.50% GREATER THAN Gross Coupon GREATER THAN= 13.00%         16          797,086.11       3.39
13.00% GREATER THAN Gross Coupon GREATER THAN= 13.50%         14          700,381.45       2.98
13.50% GREATER THAN Gross Coupon GREATER THAN= 14.00%          8          297,188.56       1.27
14.00% GREATER THAN Gross Coupon GREATER THAN= 14.50%          6          189,456.56       0.81
14.50% GREATER THAN Gross Coupon GREATER THAN= 15.00%          6          308,384.29       1.31
15.00% GREATER THAN Gross Coupon GREATER THAN= 15.50%          5          136,313.91       0.58
15.50% GREATER THAN Gross Coupon GREATER THAN= 16.00%         99        7,105,579.87      30.26
16.00% GREATER THAN Gross Coupon GREATER THAN= 16.50%          8          724,097.99       3.08
17.50% GREATER THAN Gross Coupon GREATER THAN= 18.00%          3          137,358.91       0.58

_________________________________________________________________________________________________
Total..........                                          426     $ 23,482,032.68         100.00%
=================================================================================================


                                   LOAN PURPOSE SUMMARY


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                             Number of            Unpaid          Aggregate
                             Mortgage            Principal        Principal
                               Loans              Balance          Balance

Business Expansion                 7                647,746.15       2.76
Buy Business                       1                 97,750.00       0.42
Buy Car                            1                 12,376.00       0.05
Buy Out Second Party               1                 39,612.36       0.17
Buy Prop.                         12                971,186.26       4.14
Capital for Adverising             1                 69,808.06       0.30
Cash FLow                          5                216,425.32       0.92
Cashout Refi                       7                304,754.90       1.30
Consolidation                    354             19,358,210.88      82.44
Education/Tuition                  1                 29,943.38       0.13
Operating Capital                  1                103,000.00       0.44
Pay Taxes                          2                107,916.84       0.46
Payoff a Debt                      1                 20,920.28       0.09
Purchase Equipment                 2                 51,916.12       0.22
Rate/Term Refi.                    2                138,950.00       0.59
Renovations                        8                242,153.08       1.03
Working Cap.                      20              1,069,363.05       4.55
__________________________________________________________________________
Total...............            426         $ 23,482,032.68     100.00%
==========================================================================

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                             MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

PUD                                2            58,791.05       0.25
Single Family Detached           292        14,927,849.79      63.57
2-6 Resid Leasehold                9           565,974.41       2.41
7+ Family                          1            60,000.00       0.26
Townhouses                        81         3,328,464.18      14.17
Condominiums                       5           144,555.74       0.62
Commercial                         5           555,151.76       2.36
Mixed Use Property                22         2,765,863.84      11.78
Multiple Properties                9         1,075,381.91       4.58
__________________________________________________________________________
Total...............             426      $ 23,482,032.68     100.00%
==========================================================================




                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                       384    20,032,169.52          85.31
Investor                          18     1,011,615.21           4.31
Vacation/Second Home               3       110,000.00           0.47
Corporate                         12     1,252,866.04           5.34
Mulitple Properties                9     1,075,381.91           4.58
__________________________________________________________________________
Total..................          426  $ 23,482,032.68         100.00%
==========================================================================



                                                  LOAN SUMMARY STRATIFIED BY
                                                       BALLOON PAYMENT


                                                                                               Percentage of
                                                                               Aggregate        Cut-Off Date
                                                                    Number of    Unpaid           Aggregate
                                                                    Mortgage    Principal        Principal
                                                                     Loans       Balance            Balance
                  NOT A BALLOON LOAN                                  383    19,454,956.03          82.85
       0 GREATER THAN BALLOON PYMT. GREATER THAN=  25,000               1        18,937.15           0.08
  25,000 GREATER THAN BALLOON PYMT. GREATER THAN=  50,000              14       624,909.84           2.66
  50,000 GREATER THAN BALLOON PYMT. GREATER THAN=  75,000              13       965,914.16           4.11
  75,000 GREATER THAN BALLOON PYMT. GREATER THAN= 100,000               6       657,365.86           2.80
 100,000 GREATER THAN BALLOON PYMT. GREATER THAN= 125,000               2       265,622.79           1.13
 125,000 GREATER THAN BALLOON PYMT. GREATER THAN= 150,000               2       281,004.55           1.20
 150,000 GREATER THAN BALLOON PYMT. GREATER THAN= 175,000               2       363,322.30           1.55
 175,000 GREATER THAN BALLOON PYMT. GREATER THAN= 200,000               1       215,000.00           0.92
 275,000 GREATER THAN BALLOON PYMT. GREATER THAN= 300,000               1       310,000.00           1.32
 300,000 GREATER THAN BALLOON PYMT. GREATER THAN= 325,000               1       325,000.00           1.38
_________________________________________________________________________________________________________
Total..................                                               426    $ 23,482,032.68    100.00%
=========================================================================================================

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          LOAN SUMMARY STRATIFIED BY
                                 Amortization


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                 383    19,454,956.03          82.85
Partially Amortizing              43     4,027,076.65          17.15
__________________________________________________________________________
Total..................          426  $ 23,482,032.68         100.00%
==========================================================================


                                 LIEN SUMMARY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                        208              15,323,434.51        65.26
2                        218               8,158,598.17        34.74
__________________________________________________________________________
Total...............     426            $ 23,482,032.68       100.00%
==========================================================================


                                     AGE OF BUSINESS LOAN SUMMARY


                                                                                                  Percentage of
                                                                                    Aggregate      Cut-Off Date
                                                                     Number of       Unpaid        Aggregate
                                                                     Mortgage       Principal      Principal
                                                                      Loans         Balance         Balance

      Age of Bus.  =   0                                              326        16,130,347.51      68.69
   0 GREATER THAN Age of Bus. GREATER THAN=  50                        26         1,567,618.56       6.68
  50 GREATER THAN Age of Bus. GREATER THAN= 100                        15           979,042.63       4.17
 100 GREATER THAN Age of Bus. GREATER THAN= 150                        13           932,675.45       3.97
 150 GREATER THAN Age of Bus. GREATER THAN= 200                        16         1,116,441.32       4.75
 200 GREATER THAN Age of Bus. GREATER THAN= 250                        15         1,282,611.41       5.46
 250 GREATER THAN Age of Bus. GREATER THAN= 300                         6           746,561.05       3.18
 300 GREATER THAN Age of Bus. GREATER THAN= 350                         1            35,000.00       0.15
 350 GREATER THAN Age of Bus. GREATER THAN= 400                         1           186,000.00       0.79
 400 GREATER THAN Age of Bus. GREATER THAN= 450                         2           163,917.64       0.70
 450 GREATER THAN Age of Bus. GREATER THAN= 500                         2           127,405.89       0.54
 550 GREATER THAN Age of Bus. GREATER THAN= 600                         2           169,411.22       0.72
 650 GREATER THAN Age of Bus. GREATER THAN= 700                         1            45,000.00       0.19
_________________________________________________________________________________________________________
Total...............                                                  426    $ 23,482,032.68     100.00%
=========================================================================================================

                                       DEBT TO INCOME RATIO SUMMARY

                                                                                                   Percentage of
                                                                                     Aggregate      Cut-Off Date
                                                               Number of              Unpaid          Aggregate
                                                               Mortgage              Principal        Principal
                                                                Loans                 Balance          Balance

  10 GREATER THAN Debt/Income GREATER THAN=  30                   19                578,537.55       2.46
  20 GREATER THAN Debt/Income GREATER THAN=  40                   43              2,071,345.78       8.82
  30 GREATER THAN Debt/Income GREATER THAN=  50                  132              6,489,425.37      27.64
  40 GREATER THAN Debt/Income GREATER THAN=  60                  222             13,537,048.53      57.65
  50 GREATER THAN Debt/Income GREATER THAN=  70                    8                650,586.97       2.77
  60 GREATER THAN Debt/Income GREATER THAN=  80                    2                155,088.48       0.66
________________________________________________________________________________________________
Total...............                                             426         $ 23,482,032.68     100.00%
================================================================================================

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                               LOAN GRADE SUMMARY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

A++                        2                  36,076.00         0.15
A1                        79               3,969,273.76        16.90
A1NIQ                      1                  32,000.00         0.14
A2                       113               5,618,634.60        23.93
A2NIQ                      6                 268,893.42         1.15
A2NIV                      3                 162,481.97         0.69
ANIQ                      71               5,178,291.23        22.05
B                         62               3,011,167.54        12.82
BNIQ                      17               1,742,771.00         7.42
C                         53               2,452,636.02        10.44
CNIQ                       9                 651,181.15         2.77
D                         10                 358,625.99         1.53
__________________________________________________________________________
Total...............     426            $ 23,482,032.68       100.00%
==========================================================================


                           Business/Residential Purpose



                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

Business Purpose         109               8,025,238.93        34.18
Residential              317              15,456,793.75        65.82
__________________________________________________________________________
Total...............     426            $ 23,482,032.68       100.00%
==========================================================================


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